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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                   Filed Pursuant to Section 13 or 15(d) of
                   The Securities and Exchange Act of 1934

                    Date of Report:     February 16, 1994



                           JAN BELL MARKETING, INC.
              (Exact name of registrant as specified in charter)


                                   DELAWARE
                           (State of Incorporation)

             1-9647                                   59-2290953
      (Commission File Number)           (IRS Employment Identification No.)

               13801 N.W. 14th Street, Sunrise, Florida   33323
      (Address of registrant's principal executive offices)  (Zip code)


     Registrant's telephone number, including area code:  (305) 846-2705

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        The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its quarterly report for the quarter ended September 30, 1993 on Form 10-Q as set forth below:

                Item 8.  Change in Fiscal Year.

                The Board of Directors on February 16, 1994 voted in favor of changing the registrants' fiscal year from December 31 to a retail 52/53 week fiscal year ending on the last Sunday of each January. The first such fiscal year will begin on January 31, 1994 and will end on January 29, 1995. The form on which the report covering the transition period of January 1, 1994 through January 30, 1994 will be the Form 10-Q for the first quarter ending May 1, 1994 of the new fiscal year.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           Jan Bell Marketing, Inc.
                                 (Registrant)


                                        By: /s/ Frank S. Fuino, Jr.
                                            ---------------------------
                                            Frank S. Fuino, Jr.
                                            Executive Vice President/Finance
                                            and Chief Financial Officer

Date:   February 16, 1994